GUIDANCE	VISION	EXPERIENCE

American Beacon Large Cap Growth Fund	Ticker Symbol: A Class:ABGAX C Class:ABGCX Y Class:ACLYX Institutional:ALCGX

SUMMARY PROSPECTUS	FEBRUARY 29, 2012

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated February 29, 2012, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 83 of the prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 97 of the statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional
Management fees	0.54%	0.54%	0.54%	0.54%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses	1.19%	140.17%	9.21%	0.52%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses[1]	1.99%	141.72%	9.76%	1.07%

Expense Reduction and Reimbursement	0.43%	139.52%	8.60%

Total annual fund operating expenses after expense reduction and reimbursement[2]	1.56%	2.20%	1.16%

[1]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[2]

The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class and Y Class of the Fund for Distribution Fees and Other Expenses, as applicable, through February 28, 2013 to the extent that Total Annual Fund Operating Expenses exceed1.56% for the A Class, 2.20% for the C Class and 1.16% for the Y Class(excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$724	$1,124	$1,548	$2,725
C	$323	$3,140	$3,534	$3,596
Y	$118	$2,049	$3,801	$7,501
Institutional	$109	$340	$589	$1,304

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$223	$3,140	$3,534	$3,596

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 179% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2011, the market capitalizations of the companies in the Russell 1000 Index ranged from $36 million to $417.5 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively referred to as

Summary Prospectus	February 29, 2012	1	American Beacon Large Cap Growth Fund

“stocks”) that the investment sub-advisors believe have above-average growth potential.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

One sub-advisor attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. The sub-advisor employs a disciplined decision-making process to create and manage a somewhat concentrated growth-oriented equity portfolio. The cornerstone of its process is a quantitative model that is designed to identify and rank large market capitalization companies with above-average historical rates of profitability and strong financial characteristics. Candidates identified by the quantitative model are subjected to rigorous fundamental analysis in order to develop a diversified portfolio of equities that the sub-advisor believes has above-average growth potential.

The other sub-advisor employs a multi-step investment process in selecting a portfolio of company stocks expected to provide long-term above-average earnings growth. The process includes a quantitative screen of companies in the Russell 1000 Index and other companies with market caps exceeding $4 billion. A qualitative analysis emphasizes competitive advantage in a company’s respective industry sector. In addition, a fundamental active analysis is conducted on the remaining stock candidates’ income statements, projections and the sub-advisor’s proprietary future earnings estimation. Finally, a price/earnings ratio valuation is employed relative to: (i) the Russell 1000 Growth Index, (ii) sector peers, (iii) the company’s sustainable future growth rate, and (iv) the company’s return-on-invested-capital.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Equity Securities Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

Futures Contract Risk

Futures contracts are a type of derivative instrument. A derivative refers to any financial investment whose value is derived, at least, in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative instrument may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Growth Companies Risk

Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause the Fund to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Summary Prospectus	February 29, 2012	2	American Beacon Large Cap Growth Fund

Market Events

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Market Risk

Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds, exchange-traded funds (“ETFs”) and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Large-Cap Growth Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began operations of Y Class shares on March 1, 2010, A Class on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class, A Class and C Class shares prior to the dates such newer classes were first offered. The Institutional Class shares would have had similar returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the Institutional Class had lower expenses, its performance was better than the newer classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	14.84%
(1/1/02 through 12/31/11)	(2nd Quarter 2003)
Lowest Quarterly Return:	-21.75%
(1/1/02 through 12/31/11)	(3rd Quarter 2011)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2011
	Inception Date of Class
Institutional Class	7/31/2000	1 Year	5 Years	10 Years
Return Before Taxes		-5.26%	-2.04%	0.29%
Return After Taxes on Distributions		-5.26%	-2.21%	0.16%
Return After Taxes on Distributions and Sale of Fund Shares		-3.42%	-1.74%	0.23%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 years
A	5/17/2010	-5.75%	-2.20%	0.21%
C	9/1/2010	-6.40%	-2.37%	0.12%
Y	3/1/2010	-5.74%	-2.14%	0.24%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 1000 Growth Index	2.64%	2.50%	2.60%
Lipper Large-Cap Growth Funds Index	-2.91%	0.85%	1.43%

[1]

After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	The Renaissance Group LLC

▶	Winslow Capital Management, Inc.

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & CEO	Since 2012
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Cynthia M. Thatcher Portfolio Manager	Since Fund Inception (2000)

The Renaissance Group LLC
Michael E. Schroer Chief Investment Officer, Managing Partner	Since 2006

Summary Prospectus	February 29, 2012	3	American Beacon Large Cap Growth Fund

Winslow Capital Management, Inc.
Clark J. Winslow Chief Executive Officer, Chief Investment Officer	Since 2009
Justin H. Kelly Senior Managing Director	Since 2009
R. Bart Wear Senior Managing Director	Since 2009

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class and C Class shares. No minimums apply to subsequent investment by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus	February 29, 2012	4	American Beacon Large Cap Growth Fund